SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant Under Rule 14a-12

Rick’s Cabaret International, Inc.
(Name of Registrant as Specified in Its Charter)

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RICK'S CABARET INTERNATIONAL, INC.
10959 CUTTEN ROAD
HOUSTON, TEXAS 77066

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 2, 2008

The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley),  Houston, Texas 77060, on Tuesday, September 2, 2008 at 10:00 AM (CST) for the following purposes:

(1)	To elect six (6) directors;
(2)	To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 15,000,000 to 20,000,000;
(3)	To ratify the selection of Whitley Penn as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2008; and
(4)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on June 27, 2008, will be entitled to vote at the Annual Meeting or any adjournment thereof.  You are cordially invited to attend the Annual Meeting.

We have elected to furnish proxy materials and our Fiscal 2007 Annual Report on Form 10-KSB (“Annual Report”) to many of our stockholders over the Internet pursuant to new Securities and Exchange Commission rules, which should allow us to reduce costs. On or about July 21, 2008, began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will receive a copy of the Proxy Statement and Annual Report by mail beginning on or about July 25, 2008. The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.  The proxy statement, annual report to security holders for the year ended September 30, 2007 and the proxy card are available at www.amstock.com/proxyservices/requestmaterials.asp.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by telephone or over the Internet. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares only by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ ERIC S. LANGAN
CHAIRMAN OF THE BOARD AND PRESIDENT
JULY 21, 2008
HOUSTON, TEXAS

RICK'S CABARET INTERNATIONAL, INC.
10959 CUTTEN ROAD
HOUSTON, TEXAS 77066

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 2, 2008

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley, “Rick’s North”),  Houston, Texas 77060, on Tuesday, September 2, 2008 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

We have elected to furnish proxy materials and our Fiscal 2007 Annual Report on Form 10-KSB (“Annual Report”) to many of our stockholders over the Internet pursuant to new Securities and Exchange Commission rules, which should allow us to reduce costs. On or about July 21, 2008, we began mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will receive a copy of the Proxy Statement and Annual Report by mail beginning on or about July 25, 2008.  The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.  The proxy statement, annual report to security holders for the year ended September 30, 2007 and the proxy card are available at www. www.amstock.com/proxyservices/requestmaterials.asp.  The cost of solicitation of proxies is being borne by the Company.

The close of business on June 27, 2008 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  As of June 27, 2008, there were 8,825,447 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding.  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting.  Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting.  Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected.  Stockholders may not cumulate their votes for the election of Directors.  The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.  If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 15,000,000 to 20,000,000, AND (iii) FOR THE RATIFICATION OF WHITLEY PENN AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

(1)  TO ELECT SIX (6) DIRECTORS FOR THE ENSUING YEAR

NOMINEES FOR DIRECTORS

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof.    Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Each duly elected Director will hold office until his successor shall have been elected and qualified.  Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.  All of the nominees are presently our directors.

Eric S. Langan, age 40, has been a Director of the Company since 1998 and the President of the Company since March 1999.  Mr. Langan has been involved in the adult entertainment business since 1989.  From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc.  From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc.  Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses.  Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

Robert L. Watters, age 57, has been a director of the Company since 1986.  Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999.  He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas.  Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state.  Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company.  Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University.  Since 1999, Mr. Watters has operated a cabaret in New Orleans.

Alan Bergstrom, age 63, has been a director of the Company since 1999.  Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm.  Mr. Bergstrom is also a registered stockbroker with Choice Investments, Inc.  From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc.  Mr. Bergstrom holds a B.B.A. Degree in Finance (1967) from the University of Texas.

Travis Reese, age 38, has been a director of the Company since 1999 and is the Company's Director of Technology.  From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Santa Fe, New Mexico.  During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche.  From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider.  From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines.  From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company.  Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

Steven L. Jenkins, age 51, has been a director of the Company since 2001.  Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas.  Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C.  Mr. Jenkins has a BBA Degree (1979) from Texas A&M University.  Mr. Jenkins is a member of the AICPA and the TSCPA.

Luke Lirot, age 50, became a Director on July 31, 2007.  Mr. Lirot received his law degree from the University of San Francisco in 1986.  After serving as an intern in the San Francisco Public Defender’s Office in 1986, Mr. Lirot returned to Florida and established a private law practice where he continues to practice and specializes in adult entertainment issues. He is a past President of the First Amendment Lawyers’ Association and has actively participated in numerous state and federal legal matters.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of six persons. The following table sets forth our Directors and executive officers:

Name	Age	Position
Eric S. Langan	40	Director and CEO/President
Phillip K. Marshall	58	Chief Financial Officer
Travis Reese	38	Director and V.P.—Director of Technology
Robert L. Watters	57	Director
Alan Bergstrom	63	Director
Steven L. Jenkins	51	Director
Luke Lirot	50	Director

Phillip Marshall became our Chief Financial Officer in May 2007.  Mr. Marshall was previously controller of Dorado Exploration, Inc., an oil and gas exploration and production company, from February 2007 to May 2007.  He previously served as Chief Financial Officer of CDT Systems, Inc., a publicly held water technology company, from July 2003 to January 2007.  In 1972, Mr. Marshall began his public accounting career with the international accounting firm, KMG Main Hurdman. After its merger with Peat Marwick, Mr. Marshall served as an audit partner at KPMG for several years.  After leaving KPMG, Mr. Marshall was partner in charge of the audit practice at Jackson & Rhodes in Dallas from 1992 to 2003, where he specialized in small publicly held companies.

RELATED TRANSACTIONS

Our Board of Directors has adopted a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

In May 2002, we loaned $100,000 to Eric Langan who is our Chief Executive Officer. The promissory note is unsecured, bears interest at 11% and is amortized over a period of ten years. The note contains a provision that in the event Mr. Langan leaves the Company for any reason, the note immediately becomes due and payable in full. The balance of the note was $60,943 at September 30, 2007 and is included in other assets in our consolidated balance sheet.  In November 2007, Mr. Langan paid the note in full.

On July 22, 2005, we issued a Secured Convertible Debenture to Ralph McElroy, a greater than 10% shareholder, for the principal sum of $660,000.  The debenture matures on August 1, 2009 and bears interest at a rate of 12% per annum.  Under the terms of the Debenture, we were required to make monthly interest payments beginning September 1, 2005. We have the right to redeem the Debenture in whole or in part at any time during the term of the Debenture. The Estate of Mr. McElroy has the option to convert all or any portion of the principal amount of the Debenture into shares of our common stock at a rate of $3.00 per share, subject to adjustment under certain conditions, until August 1, 2008.  The Debenture provides, absent shareholder approval, that the number of shares of our common stock that may be issued by us or acquired by the Estate of Mr. McElroy upon conversion of the Debenture shall not exceed 19.99% of the total number of issued and outstanding shares of our common stock. The Debenture is secured by certain of our assets. Additionally, we issued Mr. McElroy warrants to purchase 50,000 shares of our common stock at an exercise price of $3.00 per share until July 22, 2008. The shares of Common Stock underlying the principal amount of the Debenture and the Warrants had piggyback registration rights and became registered with the SEC on September 1, 2005.   Mr. McElroy passed away in June 2007 and his estate is currently under settlement.

On April 28, 2006, we entered into convertible debentures with three shareholders, one of which is a greater than 10% shareholder, for a principal sum of $825,000. The debentures mature April 30, 2009 and bear interest at a rate of 12% per annum. At the election of the holders, the holders have the right to convert (subject to certain limitations) until April 30, 2008, all or any portion of the principal amount of the debentures into shares of our common stock at a rate of $6.55 per share, which approximates the closing price of our stock on April 28, 2006. The proceeds of the debentures were used for the acquisition Joint Ventures, Inc.  In April 2008, the holders of the debentures converted the debentures into an aggregate of 125,955 shares of our common stock.

On November 9, 2006, we entered into convertible debentures with three shareholders for a principal sum of $600,000. The debentures bear interest at the rate of 12% per annum and mature on November 9, 2008. At the election of the holders, the holders have the right to convert (subject to certain limitations) all or any portion of the principal amount of the debentures into shares of our common stock at a rate of $7.50 per share, which was higher than the closing price of our stock on November 9, 2006. The debentures provide, absent shareholder approval, that the number of shares of our common stock that may be issued by us or acquired by the holders upon conversion of the debentures shall not exceed 19.99% of the total number of issued and outstanding shares of our common stock. The proceeds of the debentures were used for the acquisition of a 51% ownership interest of Playmates Gentlemen’s Club, LLC.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held four (4) meetings during the fiscal year ended September 30, 2007, and took action by unanimous written consent six (6) times.  There is no family relationship between or among any of the directors and executive officers of the Company.  All of our Directors attended at least 75% of our Board meetings.

AUDIT COMMITTEE

The Company has an Audit Committee whose members are Steven Jenkins, Alan Bergstrom and Luke Lirot.  Mr. Jenkins, Mr. Bergstrom and Mr. Lirot are independent Directors.  The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors.  The Audit Committee meets privately with our Chief Accounting Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our outside independent registered public accounting firm.  Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2007 with our management.   Steven L. Jenkins serves as the Audit Committee’s Financial Expert.

In May 2000, our Board adopted a Charter for the Audit Committee.   A copy of the Audit Committee Charter is attached hereto as Exhibit “A.”  The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties.  The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs.  The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange Commission, or otherwise provided to the public.  The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.  A majority of the members of the Audit Committee will be independent.  The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal audit department.

The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2007 with management and our independent registered public accounting firm.  The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.  The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2007 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007.

The Audit Committee held six (6) meetings during the fiscal year ended September 30, 2007.  All of our Audit Committee members attended at least 75% of our Audit Committee meetings.

NOMINATING COMMITTEE

The Company has a Nominating Committee whose members are Steven Jenkins, Alan Bergstrom and Luke Lirot.  In July 2004, the Board unanimously adopted a Charter with regard to the process to be used for identifying and evaluating nominees for director.   The Charter establishes the independence of our Nominating Committee and sets forth the scope of the Nominating Committee's duties.  A majority of the members of the Nominating Committee will be independent.  A copy of the Nominating Committee’s Charter can be found on the Company’s website at www.ricks.com.   The Nominating Committee held one (1) meeting during the fiscal year ended September 30, 2007.  All of our Nominating Committee members attended 100% of our Nominating Committee meetings.

COMPENSATION COMMITEE

The Company has a Compensation Committee whose members are Steven Jenkins, Alan Bergstrom and Luke Lirot.  Decisions concerning executive officer compensation for the fiscal year ending September 30, 2007 were made by the full Board of Directors.  Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company.  The primary purpose of the Compensation Committee is to evaluate and review the compensation of executive officers.   The Compensation Committee held four (4) meetings during the fiscal year ended September 30, 2007.   All of our Compensation Committee members attended at least 75% of our Compensation Committee meetings.

DIRECTOR COMPENSATION

We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings.  In July 2007, we issued 10,000 options to each Director who is a member of our audit committee and 5,000 options to our other Directors. These options have a strike price of $9.40 per share and expire in August 2009.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission.  Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements, with the exception of one filing by the Estate of Ralph McElroy.

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2007 and 2006 of certain executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Eric S. Langan,	2007	400,010	40,000	-0-	19,125	(1)	-0-	-0-	10,115	469,250
President/CEO	2006	395,300	-0-	-0-	8,617	(2)	-0-	-0-	9,768	413,685
Phillip Marshall, CFO	2007	50,481	-0-	-0-	4,725	(5)	-0-	-0-	1,212	56,418
Travis Reese,	2007	178,308	-0-	-0-	23,900	(3)	-0-	-0-	5,274	207,482
VP/ Chief Technology Officer	2006	167,201	-0-	-0-	8,617	(4)	-0-	-0-	4,782	180,600

1	Mr. Langan received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation.
2	Mr. Langan received 5,000 options to purchase shares of our common stock at an exercise price of $6.75 as Director compensation.
3	Mr. Reese received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation.
4	Mr. Reese received 5,000 options to purchase shares of our common stock at an exercise price of $6.75 as Director compensation.
5.	Mr. Marshall received 20,000 options to purchase shares of our common stock at an exercise price of $9.40 as compensation.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
(a)	(b)	(c)	(d)	(e)	(e)	(g)	(h)	(i)	(j)
Eric S. Langan	5,000	0	0	1.40	9/10/08	0	0	0	0
	75,000	0	0	2.20	2/6/09	0	0	0	0
	5,000	0	0	2.54	9/14/09	0	0	0	0
	200,000	0	0	2.49	9/14/09	0	0	0	0
	5,000	0	0	2.80	7/20/10	0	0	0	0
	5,000		0	6.75	5/31/11	0	0	0	0
		5,000	0	9.40	8/24/09	5,000	58,200	0	0
Phillip Marshall	0	20,000	0	9.40	8/24/12	20,000	232,800	0	0
Travis Reese	5,000	0	0	2.54	9/14/09	0	0	0	0
	50,000	0	0	2.49	9/14/09	0	0	0	0
	5,000	0	0	2.80	7/20/10	0	0	0	0
	5,000		0	6.75	5/31/11	0	0	0	0
		5,000	0	9.40	8/24/09	5,000	58,200	0	0

DIRECTOR COMPENSATION

We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings. In August 2007, we issued 10,000 stock options to each Director who is a member of our Audit Committee and 5,000 options to our other Directors. These options become exercisable on August 24, 2008, have a strike price of $9.40 per share and expire in August 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)
Eric S. Langan	-0-	-0-	$19,375	(1)	-0-	-0-	-0-	$19,375
Travis Reese	-0-	-0-	$24,150	(2)	-0-	-0-	-0-	$24,150
Robert Watters	-0-	-0-	$38,750	(3)	-0-	-0-	-0-	$38,750
Alan Bergstrom	-0-	-0-	$38,750	(4)	-0-	-0-	-0-	$38,750
Steve Jenkins	-0-	-0-	$38,750	(5)	-0-	-0-	-0-	$38,750
Luke Lirot	-0-	-0-	$4,283	(6)	-0-	-0-	-0-	$4,283

1
On August 24, 2007, Mr. Langan received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2008; these options will vest on August 24, 2008.  Mr. Langan received 5,000 options in fiscal 2003, 280,000 in fiscal 2004, 5,000 in fiscal 2005, and 5,000 in fiscal 2006, for a total of 295,000 options outstanding as of September 30, 2007.

2
On August 24, 2007, Mr. Reese received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2008; these options will vest on August 24, 2008.  Mr. Reese received 5,000 options in fiscal 2003, 55,000 in fiscal 2004, 5,000 in fiscal 2005, and 5,000 in fiscal 2006, for a total of 75,000 options outstanding as of September 30, 2007 .

3
On August 24, 2007, Mr. Watters received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2008; these options will vest on August 24, 2008.  Mr. Watters received 10,000 options for each of the fiscal years 2003, 2004, 2005, 2006, and had 40,000 options outstanding as of September 30, 2007 .

4
On August 24, 2007, Mr. Bergstrom received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2008; these options will vest on August 24, 2008.  Mr. Bergstrom received 10,000 options for fiscal years 2003, 2004, 2005 and 2006 and had 20,000 options outstanding as of September 30, 2007 .

5
On August 24, 2007, Mr. Jenkins received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2008; these options will vest on August 24, 2008.  Mr. Jenkins received 10,000 options for fiscal years 2003, 2004, 2005 and 2006 and had 10,000 options outstanding as of September 30, 2007.

6
On August 24, 2007, Mr. Lirot received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2008; these options will vest on August 24, 2008.

EMPLOYMENT AGREEMENTS

We have a two year employment agreement with Eric S. Langan. Mr. Langan’s Employment Agreement extends through April 1, 2010 and provides for an annual base salary of $600,000. Mr. Langan’s Employment Agreement also provides for participation in all benefit plans maintained by us for salaried employees. Mr. Langan’s Employment Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of his Employment Agreement.

We also entered into a two year Employment Agreement with Phillip K. Marshall to serve as our Chief Financial Officer. Mr. Marshall’s Employment Agreement extends through May 30, 2009, and provides for an annual base salary of $175,000. Pursuant to Mr. Marshall’s Employment Agreement, Mr. Marshall is also eligible to participate in all benefit plans maintained by us for salaried employees. Under the terms of his Employment Agreement, Mr. Marshall is bound to a confidentiality provision and cannot compete with us upon the expiration of his Employment Agreement.

We also have a three-year employment agreement with Travis Reese. Mr. Reese’s Employment Agreement extends through February 1, 2010, and provides for an annual base salary of $192,500. Mr. Reese’s Employment Agreement also provides for participation in all benefit plans maintained by us for salaried employees. Mr. Reese is bound to a confidentiality provision and cannot compete with us upon the expiration of his Employment Agreement.

We have not established long-term incentive plans or defined benefit or actuarial plans.

EMPLOYEE STOCK OPTION PLANS

While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel.  We pay wages and salaries that we believe are competitive.  We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel.  We have adopted Stock Option Plans for employee and directors.  The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability.  The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in our continued success and progress.  The Plans also assist the Company and our subsidiaries in attracting and retaining key employees and directors.  The Plans are administered by the Board of Directors.  The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

In 1995 we adopted the 1995 Stock Option Plan.  A total of 300,000 shares may be granted and sold under the 1995 Plan.  As of September 30, 2001, a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised.  We do not plan to issue any additional options under the 1995 Plan.

In August 1999 we adopted the 1999 Stock Option Plan (the “1999 Plan”) with 500,000 shares authorized to be granted and sold under the 1999 Plan.  In August 2004, shareholders approved an Amendment to the 1999 Plan which increased the total number of shares authorized to 1,000,000.  In July 2007, shareholders approved a Second Amendment to the 1999 Plan which increased the total number of shares authorized to 1,500,000.  As of September 30, 2007, 545,000 stock options were outstanding under the 1999 Plan, as amended.  As of June 27, 2008, 40,000 of these stock options have been exercised.

EQUITY COMPENSATION PLAN INFORMATION (1)

The following table sets forth all equity compensation plans as of September 30, 2007:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	545,000	$3.61	438,000

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at June 27, 2008, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.   As of June 27, 2008, there were 8,825,447 shares of common stock outstanding.

Name/Address	Number of shares	Title of class	Percent of Class (13)

Eric S. Langan President/CEO/Director 10959 Cutten Road Houston, Texas 77066	1,199,865(1)	Common stock	13.16%
Robert L. Watters/Director 315 Bourbon Street New Orleans, Louisiana 70130	55,000(2)	Common stock	<1%
Steven L. Jenkins/Director 16815 Royal Crest Drive Suite 160 Houston, Texas 77058	10,000(3)	Common stock	<1%
Travis Reese Vice President/Director 10959 Cutten Road Houston, Texas 77066	77,275(4)	Common stock	<1%
Alan Bergstrom/Director 904 West Avenue, Suite 100 Austin, Texas 78701	11,150(5)	Common stock	<1%
Luke Lirot/Director 2240 Belleair Road, Suite 190 Clearwater, GL 33764	10,000(6)	Common stock	<1%
Phillip K. Marshall Chief Financial Officer 10959 Cutten Road Houston, Texas 77066	10,000(7)	Common stock	<1%
All of our Directors and Officers as a Group of seven (7) persons	1,373,290(8)	Common stock	14.8%

E. S. Langan. L.P. 10959 Cutten Road Houston, Texas 77066	578,632(9)	Common stock	6.56%
JLF Asset Management/Jeff Feinberg 2775 Via D La Valle, Suite 204 Del Mar, CA 92014	575,098(10)	Common stock	6.51%
Estate of Ralph McElroy 1211 Choquette Austin, Texas, 78757	978,116(11)	Common stock	10.75%
Burlingame Asset Management/ Blair Sanford One Market Street Suite 3750 San Francisco, CA 94105	460,223(12)	Common stock	5.21%

(1)
Mr. Langan has sole voting and investment power for 326,233 shares that he owns directly. Mr. Langan has shared voting and investment power for 578,632 shares that he controls indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. This amount also includes options to purchase up to 290,000 shares of common stock that are presently exercisable and 5,000 shares of common stock that will become exercisable in August 2008.

(2)
Includes 5,000 shares of common stock, options to purchase up to 40,000 shares of common stock that are presently exercisable and options to purchase up to 10,000 shares of common stock that will become exercisable in August 2008.

(3)	Includes options to purchase up to 10,000 shares of common stock that will become exercisable in August 2008.

(4)
Includes 12,275 shares of common stock held, options to purchase up to 60,000 shares of common stock that are presently exercisable and options to purchase 5,000 shares of common stock that will become exercisable in August 2008.

(5)	Includes 1,150 shares of common stock and options to purchase up to 10,000 shares of common stock that will become exercisable in August 2008.

(6)	Includes options to purchase up to 10,000 shares of common stock that will become exercisable in August 2008.

(7)	Includes options to purchase up to 10,000 shares of common stock that will become exercisable in August 2008.

(8)	Includes options to purchase up to 390,000 shares of common stock that are presently exercisable and options to purchase 60,000 shares of common stock that will become exercisable in August 2008.

(9)	Eric Langan is the general partner of this entity and has shared voting and investment power for these shares.

(10)
Includes 244,819 shares of common stock held by JLF Partners I, LP, 18,563 shares of common stock held by JLF Partners II, LP, and 311,716 shares of common stock held by JLF Offshore Fund, Ltd. Mr. Feinberg is the managing member of JLF Asset Management, LLC, which is the investment manager of JLF Partners I, LP, JLF Partners, II, LP and JLF Offshore Fund, Ltd.

(11)
Mr. McElroy passed away on July 26, 2007.  The Estate of Ralph McElroy is currently being administered by the Executor and holds 708,116 shares of common stock and 50,000 warrants to purchase shares of common stock that are presently exercisable at $3.00 per share.  This number also includes shares of our common stock underlying a convertible debenture in the amount of $660,000 which is convertible at a price of $3.00 per share, subject to adjustment under certain conditions.  The terms of the debenture provides, absent shareholder approval, that the number of shares of our common stock that may be issued to or acquired by the Estate of Mr. McElroy upon conversion of any debenture shall not exceed 19.99% of the total number of issued and outstanding shares of our common stock.

(12)
Includes 305,482 shares of common stock held by Burlingame Equity Investors, LP, 42,194 shares of common stock held by Burlingame Equity Investors II, LP, and 112,547 shares of common stock held by Burlingame Equity Investors (Offshore) Ltd. Mr. Blair Sanford is the managing member of Burlingame Asset Management LLC, which is the general partner of Burlingame Equity Investors, LP, Burlingame Equity Investors II, LP, and Burlingame Equity Investors (Offshore) Ltd.

(13)	These percentages exclude treasury shares in the calculation of percentage of class.

We are not aware of any arrangements that could result in a change of control.

(2) TO APPROVE AN AMENDMENT TO THE ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM
15,000,000 TO 20,000,000

Our Stockholders are being asked to approve an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from 15,000,000 to 20,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS PLACE A VOTE “FOR” PROPOSAL “2”, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Voting Rights with Respect to the Increase in Authorized Shares

The Board is of the opinion that the amendment to the Articles of Incorporation to Increase the Authorized Shares of Common Stock is advisable and in the Corporation’s best interests and recommends a vote "FOR" the approval this proposal. The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit “B”.  The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for the approval of the amendment to the Articles of Incorporation to increase the authorized shares of Common Stock.  For purposes of the vote to amend the Articles of Incorporation to increase the authorized shares of Common Stock, as amended, abstentions and broker non-votes will have the same effect as a vote against this proposal. All proxies will be voted to approve the amendment to the Articles of Incorporation unless a contrary vote is indicated on the enclosed proxy card.

Proposal to Increase Authorized Common Stock

The Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation, as amended, which will increase the aggregate number of shares of common stock authorized for issuance from 15,000,000 shares to 20,000,000 shares.

The proposed increase in the authorized Common Stock has been recommended by the Board to assure that an adequate supply of authorized unissued shares is available for use primarily in connection with corporate acquisitions. The shares may also be used for general corporate needs, such as future stock dividends or stock splits. There currently are no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized.

General

Our authorized capital stock currently consists of 16,000,000 shares of which there are 15,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.10 per share.

As of June 27, 2008, there were 8,825,447 shares of common stock outstanding.  The rights of all holders of the common stock are identical in all respects.  The holders of the common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds.  The current policy of the Board of Directors, however, is to retain earnings, if any, for reinvestment.  Upon liquidation, dissolution or winding up of the Company, the holders of the common stock are entitled to share ratably in all aspects of the Company that are legally available for distribution, after payment of or provision for all debts and liabilities.  The holders of the common stock do not have preemptive subscription, redemption or conversion rights under our Articles of Incorporation.  Cumulative voting in the election of Directors is not permitted.  The outstanding shares of common stock are validly issued, fully paid and nonassessable.  The rights, preferences and privileges of holders of common stock will be subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock that are presently outstanding or that may be designated and issued by us in the future.  If the Proposal is adopted, the first full paragraph of Article Four of the Corporation’s Articles of Incorporation, as amended, will read as follows:

“ARTICLE FOUR”

“The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 21,000,000 consisting of and divided into the following classes:

(i)	Twenty Million (20,000,000) shares of common stock, par value $.01 per share (hereinafter designated the “Common Stock”); and

(ii)	One Million (1,000,000) shares of preferred stock, par value $0.01 per share (hereinafter designated the “Preferred Stock”).”

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

The Board believes that approval of this Proposal is essential for the growth and development of the Corporation. However, the following should be considered by a stockholder in deciding how to vote upon this Proposal.

The additional shares that the Board would be authorized to issue upon approval of the Proposal, if so issued, would have a dilutive effect upon the percentage of the Corporation’s equity owned by present stockholders. The issuance of the additional shares might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Corporation has never paid dividends on shares of the Corporation’s Common Stock and do not have any current plans to pay a cash dividend in the foreseeable future, except to the extent we would be required to satisfy any obligations with respect to any Preferred Stock we may issue in the future. The Corporation presently intends to retain earnings, for investment and use in business operations.

EFFECTIVENESS OF THE AUTHORIZED INCREASE

If the Authorized Share Increase Amendment is approved by the requisite vote of the Corporation’s stockholders, the Authorized Share Increase will be effective upon the close of business on the date of filing of the Authorized Share Increase Amendment with the Texas Secretary of State, which filing is expected to take place shortly after the Stockholder Meeting. If this Proposal is not approved by the stockholders, then the Authorized Share Increase Amendment will not be filed.

(3) TO RATIFY THE SELECTION OF WHITLEY PENN LLP
AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING
SEPTEMBER 30, 2008

The Board of Directors has selected Whitley Penn LLP as the Company's independent registered public accounting firm for the current fiscal year.  Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.  The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing independent registered public accounting firm, Whitley Penn LLP for the fiscal year ending September 30, 2008.  Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

In the event the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select another independent registered public accounting firm for the fiscal year ending September 30, 2008.  A representative of Whitley Penn LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.  The Board of Directors unanimously recommends a vote FOR the ratification of Whitley Penn LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2008.

The following table sets forth the aggregate fees paid or accrued for professional services rendered by Whitley Penn LLP for the audit of our annual financial statements for fiscal year 2007 and fiscal year 2006 and the aggregate fees paid or accrued for audit-related services and all other services rendered by Whitley Penn LLP for fiscal year 2007 and fiscal year 2006.

	2007	2006

Audit fees	$170,208	$97,768
Audit-related fees	13,070	16,210
Tax fees	30,170	3,850
All other fees	-	-

Total	$213,448	$117,828

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax fees” includes consultation related to corporate development activities.

All above audit services, audit-related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

AUDITOR INDEPENDENCE

Our Audit Committee considered that the work done for us in fiscal 2007 by Whitley Penn was compatible with maintaining Whitley Penn's independence.

AUDITOR'S TIME ON TASK

All of the work expended by Whitley Penn on our fiscal 2007 audit was attributed to work performed by Whitley Penn's full-time, permanent employees.

(4)
OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2008 Annual Meeting of Stockholders is April 23, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ ERIC S. LANGAN
CHAIRMAN OF THE BOARD AND PRESIDENT
JULY 21, 2008
HOUSTON, TEXAS

EXHIBIT “A”

RICK'S CABARET INTERNATIONAL, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

1.	Purpose. The Audit Committee of the Board of Directors shall conduct continuing oversight of the financial affairs of Rick's Cabaret International, Inc.

2.	Scope of Review. The Audit Committee shall conduct an ongoing review the Corporation's:

*	Financial reports and other financial information prior to their being filed with the U.S. Securities and Exchange Commission or otherwise provided to the public.

*
Systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.

3.	General Tasks. The Audit Committee shall:

*	Be objective. A majority of the Audit Committee shall be independent.

*	Recommend and encourage improvements in the Corporation's financial affairs.

*	Review and assess the work of the Corporation's independent accountant and internal audit department.

*	Solicit and encourage comments from the Corporation's independent accountant, financial and senior management, internal audit department and the Board of Directors.

4.
Audit Committee Members.  The Audit Committee shall consist of one or more Members (the "Members"), a majority of whom are independent Directors.  The Board of Directors shall elect the Members annually.  Members shall serve until their successors are duly elected and qualified.  Unless an Audit Committee Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote of the all Members.

5.
The independent members shall be free from any relationship that could conflict with an independent member's independent judgment.  Any non-independent member shall exercise judgment as if that member was independent.  All Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.  At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

6.	Independence. Independent Director is defined as a director who has:

*	Not been employed by the Corporation or its affiliates in the current or past three years.

*
Not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation).

*	No immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer.

*
Not been a partner, controlling shareholder or an executive officer of any other for-profit entity to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the other entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

*	Not been employed as an executive of another entity where the Corporation's executives serve on the other entity's compensation committee.

7.
Meetings.  The Audit Committee shall meet at least four times per year, and may meet as frequently as deemed necessary.  The Audit Committee shall meet separately in closed meetings at least once each year with management, the director of internal audit and the independent accountant to discuss any matter.  The Audit Committee shall select one of its Members each quarter to meet with management, the director of internal audit and the independent accountant for the purposes set forth below.

8.	Specific Tasks. The Audit Committee shall:

(a)	Assess and, if necessary, update this Charter at least annually.

(b)
Review the Corporation's annual, quarterly and other financial statements and any other reports, financial information or other material filed with any governmental body (except for litigation matters in the ordinary course of business) or announced to the public, including the independent accountant's certifications, reports, opinions, or reviews.

(c)	Review the regular internal reports to management prepared by the internal audit department and management's response thereto.

(d)
Review with management and the independent accountant all Form 10-QSB's prior to the filing or prior to the release of earnings information to the public.  The Chairperson of the Audit Committee may represent the entire Audit Committee for the review of the Form 10-QSB.

2

(e)
Recommend to the Board of Directors the selection of the independent accountant for each fiscal year, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountant.  On an annual basis, the Audit Committee shall review and discuss with the independent accountant all significant relationships the independent accountant has with the Corporation to determine the accountant's independence.

(f)	Review the performance of the independent accountant and approve any proposed discharge of the independent accountant when circumstances warrant.

(g)	Periodically consult with the independent accountant, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements.

(h)
Continually review the integrity of the Corporation's internal and external financial reporting processes.  The Audit Committee shall consult with the independent accountant and the internal auditors for this review.

(i)
Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles in relation to the Corporation's internal and external financial reporting.

(j)	Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices.

(k)
Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountant and the internal auditors in connection with the appropriateness and application of accounting principles made in management's preparation of the financial statements.

(l)
Following completion of the annual audit, review separately with each of management, the independent accountant and the internal audit department whether any difficulties were encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(m)
Review any disagreement among management and the independent or the internal auditing department in connection with the preparation of the financial statements or the appropriateness and application of accounting principles made in management's preparation of the financial statements.

(n)
Review with the independent accountant, the internal audit department and management whether and how changes or improvements in the Corporation's financial or accounting practices, as approved by the Audit Committee, have been implemented.  The Audit Committee shall conduct this review promptly after the implementation of the changes or improvements.

(o)	Establish a code of corporate compliance with law and a code of ethical conduct, and review the Corporation's implementation and enforcement of these codes.

3

(p)	Review activities, organizational structure, and qualifications of the internal audit department.

(q)	Review, with the Corporation's counsel, legal compliance matters including policies regarding trading in the Corporation's securities.

(r)	Review, with the Corporation's counsel, any legal matter that could have a material impact on the Corporation's financial statements.

(s)
Perform any other activities consistent with this Charter, the Corporation's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

4

EXHIBIT “B”

[Form of Certificate of Amendment
To the Articles of Incorporation]

CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
RICK’S CABARET INTERNATIONAL, INC.

I, the undersigned hereby certify that:

Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation adopted the following Articles of Amendment to its Articles of Incorporation.

The first paragraph of Article Four of the Articles of Incorporation is amended in its entirety to read:

“ARTICLE FOUR”

“The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 21,000,000 consisting of and divided into the following classes:

(i)	Twenty Million (20,000,000) shares of common stock, par value $.01 per share (hereinafter designated the “Common Stock”); and

(ii)	One Million (1,000,000) shares of preferred stock, par value $0.01 per share (hereinafter designated the “Preferred Stock”).”

***************************

The Board of Directors recommended and consented to this amendment on July 2, 2008.  A majority of the shareholders of the corporation voted at a meeting of shareholders to amend the Articles of Incorporation.  A total of _______________ shares of common stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment.  There are no other classes of stock outstanding.

(signed)
by /s/ Eric Langan, CEO/President
STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Eric Langan, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL of office this _____ day of ______________, 2008.

(signed)
[Notary Seal]	NOTARY PUBLIC IN AND FOR THE
STATE OF TEXAS

My commission expires _______________________

PROXY
RICK'S CABARET INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON SEPTEMBER 2, 2008

The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on June 27, 2008, at the Annual Meeting of Stockholders to be held on Tuesday, September 2, 2008, at 10:00 AM (CST) at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley), Houston, Texas  77060, and at any adjournments thereof.  Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE APPROVAL IN NUMBER 2, AND FOR THE RATIFICATION IN NUMBER 3.

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed	☐	WITHHOLD authority to
	below except as marked		vote for all nominees
	to the contrary.		below.

	Eric S. Langan		Alan Bergstrom
	Robert L. Watters		Travis Reese
	Steven L. Jenkins		Luke Lirot

2.	APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THENUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 15,000,000 TO 20,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO RATIFY THE SELECTION OF WHITLEY PENN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

NUMBER OF
SHARES OWNED
PRINTED NAME:
DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Letter to Shareholders of Rick’s Cabaret International, Inc.

From:	Eric Langan
Chief Executive Officer

Subject:	Fiscal 2007 Results

Dear Shareholder,

It seems long ago that Rick’s Cabaret began our 2007 fiscal year confident it would be the most successful year in the history of our company. As it turned out, our progress in 2007 exceeded our own expectations. And, we are registering even stronger advances as we move through 2008.

Your company generated revenues of $32 million in the fiscal year ending September 30, 2007 -- a 30.7 percent increase over 2006; net income was $3 million, a 74.3 percent increase over the previous year.

Here are some of the highlights that contributed to the outstanding 2007 performance:

•	Our flagship Rick’s Cabaret in Midtown Manhattan continued its exceptional growth.
•	Our acquisitions in Ft. Worth, San Antonio and Austin began contributing.
•	Revenues increased by 11.8 percent year over year from clubs open more than one year.
•	Cash flows improved significantly, with net cash provided by operating activities increasing to $4.38 million, compared with $2.73 million in 2006.
•	Our balance sheet strengthened, with total assets as of September 30, 2007 at $47 million, compared with $30.60 million at the end of fiscal 2006.
•	Our management team continued to strengthen, enabling us to absorb our new acquisitions with few integration problems.

Full fiscal year earnings were 54 cents per basic share in 2007, which exceeded the company’s guidance of 48 cents. Earnings per fully diluted share were 50 cents, compared with 35 cents in the previous year.

Revenue from Internet businesses decreased by 9.1 percent in 2007, but web-based activities still generated operating income of $111,919. While only modestly profitable on a standalone basis, our Internet business continues to be a valuable segment of our overall operations because it essentially enables us to have profitable in-house IT and graphics departments that we can call on at any time to meet our overall promotional, marketing and IT needs.

Our company is now being followed by well-respected analysts Eric Wold of Merriman Curhan Ford and James Clement of Sidoti & Company LLC. In addition, buy-side coverage of RICK has been initiated by Singular Research, Montgomery Street Research and Stonegate Securities.

The other exciting story behind the successes your company enjoyed last year is that we build a strong foundation for more growth in 2008.  Here are some of the major accomplishments so far:

•	Tootsie’s Cabaret, our 47,000 sq. ft. adult nightclub in Miami, is contributing over $2 million in revenue and solid profits, each month.
•	Our new 25,000 sq. ft. nightclub in Philadelphia is a prize location that that is already considered the finest adult cabaret, steakhouse and sports bar combo in the region.
•	We signed definitive documents to acquire the former Scores-Las Vegas cabaret, which will give us a powerful presence in the most popular recreation-leisure destination in the country.
•
We acquired two clubs in Dallas -- the former Executive Club in Dallas and the nearby Platinum II club, which will become a Club Onyx. These acquisitions give us three locations in the strong Dallas-Ft. Worth market.

•	We continued to report strong comparative same-club growth through the first half of the year, with our midtown Manhattan club again leading the way.
•	We acquired ED Publications, providing us with a media platform in adult entertainment industries.

Our success is due to that unique mix of employees and outstanding entertainers who are dedicated to enabling each of our customers to enjoy a great time on their visits to Rick’s Cabaret, Club Onyx, XTC Cabaret and Tootsie’s Cabaret. We are extremely fortunate to have over 700 outstanding individuals on our staffs and over 3,000 of the best nightclub entertainers in the business. Our management team has been strengthened through our internal training programs and supplemented with people who have come to us through our acquisition of new clubs.

I thank you for your confidence in Rick’s Cabaret. Your support makes it possible for us to grow and prosper. We will continue to keep your interests uppermost as we complete transactions and build our brands nationally.

Please feel free to ask me any questions you may have by emailing me at eric@ricks.com, or talk to our investor relations representatives at ir@ricks.com.

Thank you.

/s/ Eric Langan
Eric Langan
President/CEO